                                                                   EXHIBIT 10.11

                                 THIRD AMENDMENT
                                       TO
                           LOAN AND SECURITY AGREEMENT

                  THIS AMENDMENT, made as of April 27, 2001, by and among the parties identified as "Lenders" on the signature pages to this Amendment ("LENDERS"), CITICORP USA, INC., as agent for the Lenders (herein, in such capacity as agent, called "AGENT"), and MAYOR'S JEWELERS, INC., formerly known as JAN BELL MARKETING, INC., a Delaware corporation ("JAN BELL"), individually and as "Borrowers' Agent", as defined in the "Loan Agreement" referenced below, JBM RETAIL COMPANY, INC., a Delaware corporation ("JBM"), and MAYOR'S JEWELERS, INC., a Florida corporation ("MAYOR'S") (Jan Bell, JBM and Mayor's hereinafter referred to collectively as the "BORROWERS" and each individually as a "Borrower").

                              W I T N E S S E T H :
                              - - - - - - - - - -

                  WHEREAS, Borrowers, Lenders and the Agent are parties to a Loan and Security Agreement, dated as of July 28, 1998 (herein, as amended to date, the "LOAN AGREEMENT"), pursuant to which Lenders have agreed to extend certain credit to Borrowers upon the terms and conditions contained therein; and

                  WHEREAS, an "Event of Default" (as defined in the Loan Agreement) has occurred and is continuing as a result of Borrowers' failure to comply with the requirements of Section 5.3(B) of the Loan Agreement with respect to the Fiscal Quarter ending on or about January 31, 2001 ("EXISTING EVENT OF DEFAULT"); and

                  WHEREAS, Borrowers have requested that Lenders waive the Existing Event of Default and, subject to the terms and conditions set forth herein, Lenders are willing to do so; and

                  WHEREAS, Borrowers, Lenders and the Agent have agreed to amend the Loan Agreement in certain respects as hereinafter set forth; and

                  WHEREAS, Borrowers, Lenders and the Agent desire to enter into this Amendment in order to give effect to the foregoing;

                  NOW, THEREFORE, in consideration of the foregoing premises, Borrowers, the Agent and Lenders agree as follows:

         1. DEFINITIONS. Unless otherwise expressly provided herein, all capitalized terms used herein (without definition) shall have the meanings given to such terms in the Loan Agreement.

         2. WAIVER. Pursuant to Borrowers' request, Lenders hereby waive the Existing Event of Default; PROVIDED, however, that such waiver is limited to the Existing Event of Default and shall not be, or be deemed to be, a waiver of any other Default or Event of Default presently or hereafter existing.

         3. AMENDMENT TO INTEREST MARGIN DEFINITION. The definition of "Interest Margin" set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and the following revised definition of "Interest Margin" is hereby substituted in lieu thereof:

         "INTEREST MARGIN" - an interest rate per annum, to be added to the Base Rate or the LIBOR Rate, as the case may be, in order to determine, respectively, the Base Margined Rate and the LIBOR Margined Rate, which shall be determined in accordance with the following grid:


                                             Margin used to Determine Base         Margin used to Determine LIBOR
        Average Leverage Ratio                       Margined Rate                          Margined Rate
        ----------------------               -----------------------------         ------------------------------

          less than 2.00:1.00                            1.00%                                  2.25%

greater than or equal to 2.00:1.00 but                   1.25%                                  2.50%
          less than 3.00:1.00

 greater than or equal to 3.00:1.0 but                   1.50%                                  2.75%
          less than 4:00:1.00

        greater than 4.00:1.00                           1.75%                                  3.00%


The "Interest Margin" shall be determined (and adjusted, as appropriate) by Agent quarterly from the financial statements and Compliance Certificate delivered to Agent pursuant to Section 5.1 for the Fiscal Quarter then most recently ended, with each such determination to be made effective as of the first day of the second Fiscal Month following the end of such Fiscal Quarter and with such determination to remain effective until the first day of the second Fiscal Month following the next succeeding Fiscal Quarter; PROVIDED, HOWEVER, that in the event that any such financial statements are not delivered prior to such adjustment date, then any such adjustment shall be made upon the delivery of such financial statements, but shall be effective retroactive to such adjustment date (without limitation of Lenders' rights and remedies hereunder regarding the Event of Default resulting from Borrowers' failure to deliver such financial statements on a timely basis). Borrowers shall cause to be included in each Compliance Certificate a calculation of Average Leverage Ratio for purposes hereof.

         4. AMENDMENTS TO FINANCIAL COVENANTS. Section 5.3 of the Loan Agreement is hereby deleted in its entirety and the following revised Section 5.3 is hereby substituted in lieu thereof:

                  5.3 FINANCIAL COVENANTS. During the term of this Agreement, and thereafter for so long as there are any Obligations outstanding, Jan Bell and its Subsidiaries shall:

                  (A) FIXED CHARGE. Maintain a Fixed Charge Coverage of not less than 1.00:1.00 as of the end of the second Fiscal Quarter 2002, 2.00:1.00 as of the end of the third Fiscal Quarter 2002, and 2.50:1.00 as of the end of each Fiscal Quarter thereafter, in each case for the period of four (4) Fiscal Quarters ending on such date.

                  (B) CONSOLIDATED EBITDA. Achieve Consolidated EBITDA of at least (i) $750,000, as of the end of the second Fiscal Quarter 2001, for the period of two (2) Fiscal Quarters ending on such date, (ii) $1,000,000, as of the end of the third Fiscal Quarter 2001, for the period of three (3) Fiscal Quarters ending on such date, (iii) $8,000,000, as of the end of the fourth Fiscal Quarter 2001, for the period of four (4) Fiscal Quarters ending on such date, and (iv) $8,000,000, as of the end of the first Fiscal Quarter 2002, for the period of four (4) Fiscal Quarters ending on such date.

                  (C) INTEREST COVERAGE. Maintain a ratio of Consolidated EBITDA to Consolidated Interest Expense of (i) .25:1.00, as of the end of the second Fiscal Quarter 2001, for the period of two (2) Fiscal Quarters ending on such date, (ii) .50:1.00, as of the end of the third Fiscal Quarter 2001, for the period of three (3) Fiscal Quarters ending on such date, (iii) 2.00:1.00, as of the end of the fourth Fiscal Quarter 2001, for the period of four (4) fiscal quarters ending on such date and (iv) 2.00:1.00 as of the end of the first Fiscal Quarter 2002 for the period of four Fiscal Quarters ending on such date.

                  (D) TANGIBLE NET WORTH. Maintain Tangible Net Worth of not less than the applicable amount set forth below as of the last day of each Fiscal Month set forth below:

              Fiscal Month                                        Amount
              ------------                                     ------------

         1st Fiscal Month 2001                                 $110,000,000
         2nd Fiscal Month 2001                                 $110,000,000
         3rd Fiscal Month 2001                                 $110,000,000
         4th Fiscal Month 2001                                 $108,000,000
         5th Fiscal Month 2001                                 $108,000,000
         6th Fiscal Month 2001                                 $108,000,000
         7th Fiscal Month 2001                                 $105,000,000
         8th Fiscal Month 2001                                 $105,000,000
         9th Fiscal Month 2001                                 $105,000,000
         10th Fiscal Month 2001                                $105,000,000
         11th Fiscal Month 2001                                $110,000,000
         12th Fiscal Month 2001                                $110,000,000

              Fiscal Month                                        Amount
              ------------                                     ------------

         1st Fiscal Month 2002                                 $110,000,000
         2nd Fiscal Month 2002                                 $110,000,000
         3rd Fiscal Month 2002                                 $110,000,000
         4th Fiscal Month 2002                                 $110,000,000
         5th Fiscal Month 2002                                 $110,000,000
         6th Fiscal Month 2002                                 $110,000,000
         7th Fiscal Month 2002                                 $110,000,000
         8th Fiscal Month 2002                                 $110,000,000
         9th Fiscal Month 2002                                 $110,000,000
         10th Fiscal Month 2002                                $110,000,000
         11th Fiscal Month 2002                                $115,000,000
         12th Fiscal Month 2002                                $115,000,000
         Each Fiscal Month thereafter                          $115,000,000

Notwithstanding the foregoing, at all times when "Excess Borrowing Availability" (as defined below) is at least Ten Million Dollars ($10,000,000), Jan Bell's and its Subsidiaries' compliance with the minimum Tangible Net Worth requirement shall be tested on a quarterly basis (rather than on a monthly basis as set forth above), such that Jan Bell and its Subsidiaries shall maintain Tangible Net Worth of not less than the applicable amount set forth below as of the last day of each Fiscal Quarter set forth below:

           Fiscal Quarter                                       Amount
           --------------                                    ------------

      1st Fiscal Quarter 2001                                $110,000,000
      2nd Fiscal Quarter 2001                                $108,000,000
      3rd Fiscal Quarter 2001                                $105,000,000
      4th Fiscal Quarter 2001                                $110,000,000
      1st Fiscal Quarter 2002                                $110,000,000
      2nd Fiscal Quarter 2002                                $110,000,000
      3rd Fiscal Quarter 2002                                $110,000,000
      4th Fiscal Quarter 2002                                $115,000,000
      Each Fiscal Quarter thereafter                         $115,000,000

For purposes hereof "Excess Borrowing Availability" shall mean the excess (if any) at any one time of (i) the Maximum Revolver Loan Amount over (ii) the total amount of outstanding Revolver Loans.

                  (E) CAPITAL EXPENDITURES. Not make Capital Expenditures in excess of (a) $11,550,000 during its Fiscal Year ending on or about January 31, 2002, (b) $8,000,000 during its Fiscal Year ending on or about January 31, 2003 and (c) $3,000,000 during its Fiscal Year ending on or about January 31, 2004.

         5. ADDITIONAL INTEREST. On the date hereof Borrower shall pay to the Agent for the account of Lenders, the sum of $26,934 which constitutes additional interest payable on the Obligations for the period from December 1, 2000 through March 1, 2001.

         6. MISCELLANEOUS.

         (a) EFFECT OF AMENDMENT. Except as set forth expressly herein, all terms of the Loan Agreement, as amended hereby, shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of Borrowers to the Agent and Lenders. To the extent any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Loan Agreement as modified and amended hereby. This Amendment may be signed in multiple counterparts, all of which shall constitute one and the same agreement.

         (b) RATIFICATION. Borrowers hereby restate, ratify and reaffirm each and every term and condition set forth in the Loan Agreement, as amended hereby, and the Loan Documents, effective as of the date hereof.

         (c) ESTOPPEL. To induce the Agent and Lenders to enter into this Amendment, Borrowers hereby acknowledge and agree that, as of the date hereof, no Default or Event of Default has occurred and is continuing and, in addition, there exists no right of offset, defense, counterclaim or objection in favor of Borrowers with respect to any Obligations.

         (d) GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the internal laws (and not the laws of conflicts) of the State of New York.

         (e) COSTS AND EXPENSES. Borrowers agree to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and enforcement of this Amendment and all other Loan Documents executed in connection herewith, the closing hereof, and any other transactions contemplated hereby, including the fees and out-of-pocket expenses of the Agent's counsel.

         IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the date first above written.

                                   "BORROWER"

                                   MAYOR'S JEWELERS, INC., formerly known as Jan Bell Marketing, Inc.


                                   By:
                                       -----------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------


                                   MAYOR'S JEWELERS, INC.



                                   By:
                                       -----------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------


                                   JBM RETAIL COMPANY, INC.



                                   By:
                                       -----------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------


                                   "AGENT"

                                   CITICORP USA, INC.



                                   By:
                                       -----------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------

                                   "LENDERS"

                                   CITICORP USA, INC.



                                   By:
                                       -----------------------------------------
                                       Name:    Miles D. McManus
                                       Title:   Vice President


                                   BANKBOSTON RETAIL FINANCE INC.


                                   By:
                                       -----------------------------------------
                                       Name:    Michael L. Pizette
                                       Title:   Managing Director


                                   FOOTHILL CAPITAL CORPORATION


                                   By:
                                       -----------------------------------------
                                       Name:    Michael Baranowski
                                       Title:   Vice President

                                   FIRST UNION NATIONAL BANK



                                   By:
                                       -----------------------------------------
                                       Name:    Richard Preskenis
                                       Title:   Vice President

                                   NATIONAL CITY COMMERCIAL FINANCE, INC.


                                   By:
                                       -----------------------------------------
                                       Name:    Elizabeth M. Lynch
                                       Title:   Vice President

                          ACKNOWLEDGMENT OF GUARANTORS

         Each of the undersigned, being a guarantor, pursuant to certain Corporate Guaranty and Security Agreement, dated as of July 28, 1998 (collectively, the "GUARANTY"), of the obligations of Jan Bell Marketing, Inc., JBM Retail Company, Inc. and Mayor's Jewelers, Inc. (collectively, "BORROWERS") under the "Loan Agreement" referenced in the within and foregoing Third Amendment to Loan and Security Agreement among, the lenders named therein, Citicorp USA, Inc., as agent for such lenders, and Borrowers (the "THIRD AMENDMENT") hereby (a) acknowledges its receipt of a copy of, and consents to the Third Amendment, (b) agrees to be bound thereby and (c) acknowledges and agrees that the Guaranty shall continue in full force and effect from and after the execution and delivery of the Third Amendment without modification, diminution or impairment.

         IN WITNESS WHEREOF, the undersigned have set their hands as of the 27th day of April, 2001.

                                   JBM VENTURE CO., INC.



                                   By:
                                       -----------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------


                                   ULTIMATE FINE JEWELRY INTERNATIONAL, INC.



                                   By:
                                       -----------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------



                                   JBM INTERNATIONAL, INC.



                                   By:
                                       -----------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------

                                   MAIER & BERKELE, INC.


                                   By:
                                       -----------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------



                                   MAYOR'S JEWELERS INTELLECTUAL PROPERTY
                                   HOLDING COMPANY



                                   By:
                                       -----------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------



                                   MAYOR'S JEWELERS RECEIVABLES HOLDING COMPANY



                                   By:
                                       -----------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------



                                   AMERICAN HOROGICAL CORPORATION



                                   By:
                                       -----------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------



                                   JAN BELL MARKETING/PUERTO RICO, INC.




                                   By:
                                       -----------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------